                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                               -----------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                AUGUST 4, 1995


                       AMERICAN RECREATION CENTERS, INC.
               (Exact name of Registrant as specified in charter)


        CALIFORNIA                      0-2849                94-1441151
 (State of other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)


11171 SUN CENTER DRIVE, SUITE 120, RANCHO CORDOVA, CA             95741
      (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code:          (916) 852-8005


                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)
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ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS

     On August 4, 1995, the Registrant sold 3,937,000 shares of Common Stock of The Right Start, Inc. to Kayne, Anderson Investment Management and affiliated partnerships and persons (collectively, the "Purchasers") pursuant to a Stock Purchase Agreement dated August 3, 1995 among the Registrant and the Purchasers (the "Stock Purchase Agreement"), at a purchase price of $3.00 per share, for an aggregate cash purchase price of $11,811,000. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1 and incorporated by reference. Pursuant to the Stock Purchase Agreement, the Registrant acquired options to purchase up to 400,000 shares of Common Stock of The Right Start, Inc. from the Purchasers pursuant to Option Certificates substantially in the form attached hereto as Exhibit 4.1 and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Pro Forma Financial Information is not included. As a result of the sale of The Right Start, Inc. Common Stock, the Company's investment in the stock, and the results of operations of the Right Start, Inc. have been fully reflected as discontinued operations in the historical financial statements filed in the Registrant's May 31, 1995 Form 10-K.

          (c)  EXHIBITS.


          Exhibit Number

          2.1 Stock Purchase Agreement, dated August 3, 1995 between the Registrant and Kayne, Anderson Investment Management and certain of its affiliates.

          4.1 Form of Option Certificate for options granted to the Registrant by the Purchasers for the purchase by the Registrant of an aggregate of 400,000 shares of Common Stock of The Right Start, Inc.

         10.5 Contract, dated December 20, 1994 for financial advisory services relative to The Right Start, Inc. between the Company and Cruttenden & Company.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERICAN RECREATION CENTERS, INC.



Date:  August 4, 1995            By:    Robert A. Crist
                                    ------------------------------------------
                                    Robert A. Crist, President
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                                 EXHIBIT INDEX



     The following exhibits are attached hereto and incorporated by reference:


Exhibit
Number
 2.1 Stock Purchase Agreement, dated August 3, 1995 between the Registrant and Kayne, Anderson Investment Management and certain of its affiliates.

 4.1 Form of Option Certificate for options granted to the Registrant by the Purchasers for the purchase by the Registrant of an aggregate of 400,000 shares of Common Stock of The Right Start, Inc.

10.5 Contract, dated December 20, 1994 for financial advisory services relative to The Right Start, Inc. between the Company and Cruttenden &
         Company.